Sale of Greenstone Partnership	12 Months Ended
Dec. 31, 2023
Sale of Greenstone Partnership [Abstract]
Sale of Greenstone Partnership	Sale of Greenstone Partnership
On January 19, 2021, the Company completed the sale of its 50% interest in the Greenstone Partnership to an affiliate of the Orion Resource Partners (USA) LP (“Orion”). As a result of the closing of this transaction, the Company received cash consideration of $210.0 million, and recognized an initial gain of $72.3 million in the first quarter of 2021. Pursuant to an agreement dated December 15, 2020, with Orion Resource Partners (USA) LP and Premier Gold Mines Limited, the Company was entitled to receive further contingent consideration, payable no later than 24 months after the construction decision on the Greenstone project and upon the project achieving certain production milestones.

In the fourth quarter of 2021, the Greenstone project was approved for construction by the Greenstone Board. As a result, the initial contingent payment of $25.0 million became receivable and owing from Orion, payable no later than December 2023. The amount receivable from Orion was paid in December 2023.
The remaining contingent payments are payable no later than 30 days following the date on which a cumulative production milestone of (i) 250,000 ounces; (ii) 500,000 ounces; and, (iii) 750,000 ounces have been achieved. The amounts are payable in US dollars, equal to the product of 11,111 and the 20-day average gold market price on the business day immediately prior to the date of the payment. The Company did not attribute any value to these contingent payments as of December 31, 2023 due to significant uncertainty associated with the Greenstone project.